Scudder Greater Europe Growth Fund
                       Scudder Pacific Opportunities Fund

                Supplement to Statement of Additional Information
                               dated March 1, 2000

The following amends information on pages 49 and 50, the thirteenth and fourteenth paragraphs under the section "Investment Adviser" in the Funds' Statement of Additional Information:

Each Fund's Board approved an amended and restated Investment Management Agreement effective October 2, 2000. The complete fee schedules for each Fund is as follows:

Scudder Greater Europe Growth Fund:

                                         Annual Investment
                                         -----------------
     Average daily net assets           Management fee rate
     ------------------------           -------------------

         First $1 billion                      1.00%
        Next $500 million                      0.90%
        Next $500 million                      0.85%
       Exceeding $2 billion                    0.80%

As of October 2, 2000, the Fund's net assets were approximately $1,442 million.


Scudder Pacific Opportunities Fund:

                                         Annual Investment
                                         -----------------
     Average daily net assets           Management fee rate
     ------------------------           -------------------

        First $500 million                     1.10%
      Exceeding $500 million                   1.05%

As of October 2, 2000, the Fund's net assets were approximately $115 million.



October 31, 2000